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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported)        December 1, 2004
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                      Championship Auto Racing Teams, Inc.
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             (Exact name of registrant as specified in its charter)

Delaware                                  1-13925                38-3389456
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(State or other jurisdiction            (Commission            (IRS Employer
of incorporation)                       File Number)         Identification No.)


5350 Lakeview Parkway South Drive, Indianapolis, IN                 46268
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    (Address of principal executive offices)                     (Zip Code)



Registrant's telephone number, including area code        (317)  715-4196
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240,14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240,13e-4(c))

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ITEM 1.01.   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On December 1, 2004, Championship Auto Racing Teams, Inc. entered into amended employment agreements with Christopher R. Pook and Thomas L. Carter extending their agreements until June 30, 2005. A copy of each amendment is attached hereto as Exhibit 99.1 and 99.2 and is incorporated herein by reference.


ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS

The following exhibits are incorporated by reference as part of this Report:



         Exhibit                            Description
         -------                            -----------

           99.1 Second Amendment dated December 1, 2004 to Employment Agreement of Christopher R. Pook.

           99.2 Amendment dated December 1, 2004 to Employment Agreement of Thomas L. Carter.




                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 7th day of December, 2004.





                                       CHAMPIONSHIP AUTO RACING TEAMS, INC.



                                             By: /s/ Thomas L. Carter
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                                                  Thomas L. Carter
                                              Chief Financial Officer